SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 1, 1997


                            PAGE AMERICA GROUP, INC.
               (Exact name of registrant as specified in charter)



    NEW YORK                 1-10682                 13-2865787
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)              Identification
 incorporation)                                      No.)

c/o Bariston Associates, Inc.
ONE INTERNATIONAL PLACE, BOSTON, MASSACHUSETTS         02110
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code (617) 330-8950


125 STATE STREET, HACKENSACK, NEW JERSEY 07601
(Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to an Amended and Restated Asset Purchase Agreement dated as of January 30, 1997, as amended (the "Agreement"), on July 1, 1997 Page America Group, Inc. ("Page America") sold substantially all of its assets to Metrocall, Inc. ("Metrocall") for consideration consisting of $25 million in cash, 1,500 shares of Series B Junior Convertible Preferred Stock of Metrocall having a value upon liquidation or redemption of $15 million and 3,997,458 shares of Common Stock of Metrocall. Of the shares of the Common Stock of Metrocall received by Page America, 832,250 shares were placed in escrow pursuant to the provisions of an escrow agreement. In connection with the Agreement, Page America adopted a plan of complete liquidation and dissolution providing for the liquidation of Page America and its dissolution as a corporate entity. The number of shares of Common Stock received by Page America pursuant to the Agreement will be subject to adjustment based on Page America's actual working capital at June 30, 1997.

     Metrocall granted to Page America the right to register the shares of Common Stock of Metrocall received by Page America pursuant to the Agreement and the shares of Common Stock of Metrocall issuable upon conversion of the Series B Junior Convertible Preferred Stock pursuant to registration statements to be filed by Metrocall under the Securities Act of 1933.

     The purchase price and all negotiations relating to the transaction were on an arm's length basis.

     The foregoing description of the acquisition is qualified in its entirety by reference to the complete text of the Agreement which is incorporated by reference as an exhibit to this Report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION

     (a), (b) Any pro forma financial information, if required, will be filed as soon as practicable but not later than 60 days from the date hereof.

EXHIBITS

 10.1 Amended and Restated Asset Purchase Agreement dated as of January 30, 1997, as amended, by and among Metrocall, Inc., Page America Group, Inc. and various subsidiaries of Page America Group, Inc. Incorporated by reference to Exhibits 2.2 and 2.3 to Registration Statement on Form S-
          4 filed by Metrocall (No. 333-21231).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  PAGE AMERICA GROUP, INC.


Dated:  July  14, 1997                             By:/s/ David A. Barry
                                                       David A. Barry
                                                       Chairman of the Board

                                  EXHIBIT INDEX



EXHIBIT                    DESCRIPTION                          PAGE NO.


 10.1               Amended and Restated Asset Purchase
                    Agreement dated as of January 30,
                    1997, as amended, by and among
                    Metrocall, Inc., Page America
                    Group, Inc. and various
                    subsidiaries of Page America Group,
                    Inc.  Incorporated by reference to
                    Exhibits 2.2 and 2.3 to
                    Registration Statement on Form S-4
                    filed by Metrocall (No. 333-21231).